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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2006

                               PRACTICEXPERT, INC.
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             (Exact name of Registrant as Specified in its Charter)


           NEVADA                       0-30583               87-0622329
(State or Other Jurisdiction    (Commission file number)    (I.R.S. Employer
    of Incorporation or                                   Identification Number)
      Organization)


                       23975 PARK SORRENTO DRIVE, NO. 110
                           CALABASAS, CALIFORNIA 91302
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           (Address of Principal Executive Offices including Zip Code)


                                 (818) 591-0081
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              (Registrant's Telephone Number, including Area Code)



                     --------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 8, 2006, Joseph Simone resigned from the Company's Board of Directors. Mr. Simone has served as a director of the Company since April 24, 2003. There was no dispute between Mr. Simone and the Company on any matter relating to the Company's operations, policies or practices that led to his resignation. The company is seeking a replacement for Mr. Simone.

The Company has previously reported on Form 8-K filed on March 16, 2006, the appointment of Michael Manahan as Chief Executive Officer effective March 13, 2006. Effective April 23, 2006, Amendment 3 to the Compensation and Employment Agreement by and between Michael Manahan and the Company changed Mr. Manahan's salary to $85,000 per annum for the duration of the Agreement. A copy of the Amendment to the Employment Agreement between Mr. Manahan and the company is attached to this report on Form 8-K as Exhibits 99.1.

Item 7. Regulation FD Disclosure.

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

99.1 Employment Agreement dated April 23, 2006.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.

                                        (Registrant)

 Dated: May 11, 2006

                                        By: /s/ Jonathan Doctor
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                                            Jonathan Doctor
                                            President